POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.


/s/ Jay M. Wilson                 /s/ Douglas S. Folk
---------------------------       -----------------------------------
Witness                           Douglas S. Folk
                                  President, EARNEST Partners Fixed Income Trust

Print Name: Jay M. Wilson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 31st day of May 2005.


/s/ Dorsey C. Foote                    /s/ Eddie C. Brown
------------------------------         -----------------------------------
Witness                                Eddie C. Brown,
                                       President, Brown Capital Management Funds

Print Name: Dorsey C. Foote

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.


/s/ Holly Roberson                          /s/ Jack E. Brinson
------------------------------              -----------------------------------
Witness                                     Jack E. Brinson, Trustee

Print Name: Holly Roberson

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.


/s/ Becky Do                       /s/ John M. Friedman
-----------------------------      -----------------------------------
Witness                            John M. Friedman,
                                   Vice President, EARNEST Partners Fixed Income
                                   Trust

Print Name: Becky Do

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.


 /s/ Thedora B. Speed                       /s/ James H. Speed, Jr.
------------------------------              -----------------------------------
Witness                                     James H. Speed, Jr., Trustee

Print Name: Thedora B. Speed

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.


/s/ Pamela Kim Bletsoes                     /s/ J. Buckley Strandberg
------------------------------              -----------------------------------
Witness                                     J. Buckley Strandberg, Trustee

Print Name: Pamela Kim Bletsoes

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.


/s/ Dorsey C. Foote                     /s/ Keith A. Lee
-----------------------------           -----------------------------------
Witness                                 Keith A. Lee,
                                        Vice President, Brown Capital Management
                                        Funds

Print Name: Dorsey C. Foote

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.


/s/ Loraine Broocks                /s/ R. Mark Fields
----------------------------       -----------------------------------
Witness                            R. Mark Fields,
                                   Vice President, EARNEST Partners Fixed Income
                                   Trust


Print Name: Loraine Broocks

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of The Nottingham Investment Trust II (the "Trust"), a Massachusetts statutory trust, hereby revokes all previous appointments and appoints Julian G. Winters and/or Tracey L. Hendricks, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 26th day of May 2005.


                                            /s/ Richard K. Bryant
------------------------------              -----------------------------------
Witness                                     Richard K. Bryant, Trustee

Print Name: